Exhibit 99

HSBC Finance Corporation
and
HSBC USA Inc.
Supplement to the Forms 10-Q for the
period ended March 31, 2006
May, 2006

Forward Looking Statements

This document, and subsequent discussion, contains certain forward-looking information with respect to the financial condition, results of operations and business of HSBC Holdings plc, HSBC Finance Corporation, HSBC USA Inc. and HSBC North America Holdings Inc. This information represents expectations or beliefs concerning future events and is subject to unknown risks and uncertainties. This information speaks only as of the date on which it is provided. Additional detailed information concerning important factors that could cause actual results to differ materially is available in the HSBC Holdings plc 2005 Annual Report, and the HSBC Finance Corporation and HSBC USA Inc. Annual Reports on Forms 10-K for the year ended December 31, 2005 and Quarterly Reports on Forms 10-Q for the quarter ended March 31, 2006.

Basis of Reporting

•	International Financial Reporting Standards (“IFRSs”) From January 1, 2005, HSBC Holdings plc (“HSBC”) has prepared its consolidated financial statements in accordance with International Financial Reporting Standards as endorsed by the European Union. IFRSs comprise accounting standards issued by the International Accounting Standards Board and its predecessor body as well as interpretations issued by the International Financial Reporting Interpretations Committee and its predecessor body. Please see HSBC’s 2005 Annual Report for more detail regarding significant accounting policies.

•	HSBC Finance Corporation — Managed Basis (a non-GAAP financial measure) assumes that securitized customer loans have not been sold and remain on the HSBC Finance Corporation balance sheet.

•	HSBC Finance Corporation — Management Basis In addition to managed basis reporting, operations are monitored and trends are evaluated on a management basis (a non-GAAP financial measure). Management basis reporting, in addition to the managed basis adjustments, assumes that the Mortgages and Private Label customer loans transferred from HSBC Finance Corporation to HSBC’s U.S. banking subsidiary, HSBC Bank USA, N.A. (“HSBC Bank USA”), have not been sold and remain on the HSBC Finance Corporation balance sheet. Additionally, operations are monitored and trends are evaluated on a management basis because the customer loan sales to HSBC Bank USA were conducted primarily to more appropriately fund prime customer loans within the HSBC Group and such customer loans continue to be managed and serviced by us without regard to ownership. Furthermore, operating results are reviewed and decisions are made about allocating resources such as employees on a management basis.

When reporting on a management basis, net interest income, fee income and loan impairment charges are adjusted to include the activity associated with these customer loans transferred to HSBC Bank USA. Gains on sales, loan premium amortization and the related servicing fees are eliminated. Management believes that management basis information enables readers, investors and other interested parties to better understand the overall performance and related trends of our consumer finance business.

Certain adjustments have been made to prior period amounts to conform to the current period presentation.

•	HSBC Finance Corporation — IFRS Management Basis (a non-GAAP financial measure) represents management basis results adjusted in accordance with IFRSs. In this document, the term “customer loans” is synonymous to “receivables” in our U.S. GAAP financial statements.

•	HSBC USA Inc. — IFRS represents HSBC USA Inc. U.S. GAAP results adjusted in accordance with IFRSs.

HSBC Finance Corporation and HSBC USA Inc.
Profit for the Period — IFRS (A Non-GAAP Measure)

	Three Months Ended

	March 31,	December 31,	March 31,
	2006	2005	2005

	(millions $)
Profit for the Period (after-tax):
HSBC Finance Corporation	$930	$766	$824
HSBC USA Inc.	287	179	297

Sub-total	1,217	945	1,121
Intercompany Eliminations(1)	68	110	107

Combined Profit for the Period	$1,285	$1,055	$1,228

(1)	Primarily relates to intercompany derivatives accounting and premium amortization on the transfer of assets between HSBC Finance Corporation and HSBC USA Inc.

HSBC Finance Corporation

HSBC Finance Corporation – First Quarter 2006 Highlights
IFRS Management Basis (A Non-GAAP Measure)

•	Strong quarter with good underlying business trends

–	Solid results from all businesses

–	Favorable credit performance related to lower bankruptcies, customer loan growth and a continued strong U.S. economy

–	Integration of Metris on schedule

–	First quarter results include seasonal Taxpayer Financial Services revenues

•	Profit for the Period increased 12% year-over-year

–	Profit Before Tax increased 13%. Excluding derivative and fair value impacts, Profit Before Tax increased 49%.

•	Net Interest Income increased 12% year-over-year due to strong customer loan growth

–	Average Customer Loans grew 18% year-over-year with solid organic growth across all products

•	Loan Impairment Charges decreased from both the prior quarter and prior year first quarter

–	Decreased bankruptcy filings following change in U.S. legislation in October 2005, which accelerated Loan Impairment Charges in the fourth quarter of 2005, a portion of which would have been experienced in 2006

–	Reduction of estimated exposure associated with Hurricane Katrina in the first quarter of 2006

–	Lower Loan Impairment Charges due to growing mix of near-prime loans in residential mortgage and motor vehicle finance

–	Continued favorable U.S. consumer credit environment, although housing market showing modest signs of slowing in some markets

HSBC Finance Corporation
IFRS Management Basis (A Non-GAAP Measure)

	Three Months Ended

	March 31,	December 31,	March 31,
	2006	2005	2005

	(millions $)
Net Interest Income	$2,873	$2,694	$2,558
Net Fee Income	819	699	703
Trading Income(1)	66	65	208
Net Income/(Expense) from Financial Instruments Designated at Fair Value(2)	(5)	36	176
Other Operating Income	145	336	110

Total Operating Income	3,898	3,830	3,755
Loan Impairment Charges and Other Credit Risk Provisions	904	1,447	1,048
Operating Expenses	1,436	1,400	1,333

Profit Before Tax	1,558	983	1,374
Tax Expense	546	164	472

Profit for the Period	$1,012	$819	$902

Cost Efficiency Ratio	36.8%	36.6%	35.5%
Operating Expenses/ Average Customer Loans	3.4%	3.5%	3.8%

(1)	Includes ineffectiveness on qualifying hedges and mark-to-market on non-qualifying hedges that are not managed in conjunction with the debt securities in issue designated at fair value of $14, ($39) and $156 million for the quarters ended March 31, 2006, December 31, 2005 and March 31, 2005, respectively.

(2)	Includes gains and losses from changes in fair value of debt securities in issue designated at fair value and gains and losses from changes in fair value of derivatives that are managed in conjunction with them.

HSBC Finance Corporation
Key Ratios – Management Basis (A Non-GAAP Measure)(1)

•	Net Interest Margin (NIM) down from the prior year first quarter and flat sequentially

–	Overall yield increased in the quarter due to repricing efforts which were offset by a higher mix of residential mortgage customer loans and higher cost of funds

•	RAR improved from the prior quarter and prior year first quarter driven by lower charge-offs

(1)	Derived from U.S. GAAP reported results and adjusted to management basis as further described on page 3.

(2)	Excludes mark-to-market on derivatives which do not qualify as effective hedges and ineffectiveness associated with qualifying hedges under SFAS No. 133.

HSBC Finance Corporation
Credit Quality – Management Basis (A Non-GAAP Measure)(1)

•	The first quarter 2006 charge-off ratio decreased from fourth quarter 2005 primarily due to the fourth quarter spike in bankruptcy charge-offs in the U.S. as a result of new bankruptcy legislation effective October 2005

•	RAR improved from the prior quarter and prior year first quarter driven by lower charge-offs

(1)	Derived from U.S. GAAP reported results and adjusted to management basis as further described on page 3.

(2)	Excludes mark-to-market on derivatives which do not qualify as effective hedges and ineffectiveness associated with qualifying hedges under SFAS No. 133.

HSBC Finance Corporation
IFRS Management Basis (A Non-GAAP Measure)

CUSTOMER LOANS

				March 06
				Increase/(Decrease)

				%

	March 06	Dec 05	March 05	Dec 05	Marh 05

	(millions $)
Branch Residential Mortgage	$43,062	$41,341	$38,166	4%	13%
Correspondent Residential Mortgage	49,330	44,297	35,094	11	41

Residential Mortgage	92,392	85,638	73,260	8	26
MasterCard/ Visa(1) Credit Cards	24,740	25,819	21,739	(4)	14
Private Label Cards	18,402	19,656	18,019	(6)	2
Motor Vehicle Finance	12,113	11,911	10,313	2	17
Other Unsecured Personal Lending	20,844	20,745	19,771	—	5
Commercial and Other	31	33	93	(6)	(67)

Total Customer Loans	$168,522	$163,802	$143,195	3%	18%

(1)	MasterCard is a registered trademark of MasterCard International, Incorporated and Visa is a registered trademark of VISA USA, Inc.

HSBC Finance Corporation
First Quarter 2006 — Business Unit Highlights

Retail Branch Channel	Correspondent/
(HFC/Beneficial)	Wholesale Channel

• Continued good loan growth

  – Residential mortgage products up
     4% over prior quarter and
     13% year-over-year

     ☐ Includes both near-prime and
          non-prime segments

     ☐ Junior liens a good source of growth

• Cross sell volume continues to expand

  – Motor vehicle loans and credit card sales in
     branches contribute to overall growth

• Credit quality remains stable although
housing market showing modest signs of slowing	• Strong residential mortgage growth

  – Portfolio up 11% over prior quarter and
      41% year-over-year

• Improved returns on new production

• Run-off slowed from prior quarter to prior
   year first quarter levels

• Monitoring credit quality closely given the
housing market showing modest signs of slowing

HSBC Finance Corporation
First Quarter 2006 — Business Unit Highlights

Credit Card	Private Label

• Strong year-over-year profits, good organic loan
   and operating income growth

• Increased net interest margin year-over-year by
   growing non-prime book and repricing efforts

• Strong growth in fee and other operating
   income from the prior year first quarter due to
   growing portfolio and higher interchange fees

• Improved credit quality driven by lower
   bankruptcy charge-offs and filings

• Metris integration on schedule

• Estimates of the potential impact of the change
   in minimum payment guidelines take into
   account a number of factors which are difficult
   to predict at this time and are being closely
monitored	• Signed new merchant, Boscov’s Department
   Stores, in April

• Expanded private label programs with two of
   our merchants through enhanced underwriting,
   terms and customer service

• Risk adjusted revenue performing well
   compared to the prior quarter as positive credit
   trends mitigated margin compression

• Estimates of the potential impact of the change
   in minimum payment guidelines take into
   account a number of factors which are difficult
   to predict at this time and are being closely
monitored

HSBC Finance Corporation
First Quarter 2006 — Business Unit Highlights

Auto	International

• Good organic loan growth in dealer channel

• Customer loan mix shift toward near-prime
   producing lower charge-offs and higher risk
   adjusted revenues

• Continue to refine collection strategies to
   improve cash collections

Taxpayer Financial Services

• Expanded relationships with existing partners

• Expanded product offerings to include prepaid
debit cards	Canada

• Good loan growth and profitability

  – Branch expansion contributed to strong growth
   in unsecured and residential mortgage products

  – Growth initiatives in motor vehicle and credit
   card contributed favorably to customer loan
   growth

• Credit quality stable

UK

• Focus remains on credit and loss mitigation in a
continued challenging environment

HSBC USA Inc.

HSBC USA Inc. First Quarter – 2006 Highlights
IFRS  – (A Non-GAAP Measure)

•	Solid quarter including continuing progress on strategic initiatives

–	Domestic deposits grew 20% year-over-year and reflect impact of nationwide Online Savings roll out and branch expansion

–	Small business, middle market, and large corporate commercial loans grew a combined 14% year-over-year

–	Total Operating Income increased 8% from prior year first quarter and was spread across all customer groups

•	Profit for the Period down 3% from the prior year first quarter but up from the prior quarter

–	Quarterly results reflect a $40 million before tax charge from fair value option accounting

•	Net Interest Income (NII) was lower than the prior year first quarter largely due to a flatter yield curve and the impact on balance sheet management income in Corporate, Investment Banking and Markets (CIBM)

–	Balance sheet management income was $105 million lower than prior year first quarter but was offset by higher trading income which was $137 million above prior year first quarter, principally recorded in Global Markets business

–	Growing core customer deposit base in Personal Financial Services, Commercial Banking and Private Banking contributed to overall NII

•	Credit quality remains strong

–	Loan impairment increases relate principally to commercial releases/recoveries in the prior year first quarter

–	Consumer Finance loan impairment charges increased on higher loan volumes while bankruptcy filings decreased significantly

•	Increased Operating Expenses reflect recent investment initiatives

–	Expansion of retail distribution network including addition of branches and the rollout of the Online Savings Account

–	Build-out of CIBM business platform is largely complete; quarterly comparisons reflect 2005 investments

HSBC USA Inc.
IFRS – (A Non-GAAP Measure)

	Three Months Ended

	March 31,	December 31,	March 31,
	2006	2005	2005

	(millions $)
Net Interest Income	$573	$638	$686
Net Fee Income	230	218	123
Trading Income	344	211	175
Net Income/(Expense) from Financial Instruments Designated at Fair Value(1)	(40)	14	(8)
Other Operating Income	142	77	179

Total Operating Income	1,249	1,158	1,155
Loan Impairment Charges and Other Credit Risk Provisions	169	212	121
Operating Expenses	664	602	578

Profit Before Tax	416	344	456
Tax Expense	129	165	159

Profit for the Period	$287	$179	$297

Cost Efficiency Ratio	53.2%	52.0%	50.0%

(1)	Includes gains and losses from changes in fair value of debt securities in issue designated at fair value and gains and losses from changes in fair value of derivatives that are managed in conjunction with them.

HSBC USA Inc.
First Quarter 2006 — Business Unit Highlights

Personal Financial Services (PFS)	Commercial Banking (CMB)

• Success in numerous initiatives to broaden
   distribution channels

  – Online Savings deposits totaled $3.8 billion at
      March 31, 2006, up from $1.0 billion at
      December 2005

• Branch network expansion continued with 4 new
   locations added during the first quarter 2006

• Finalized an agreement to brand ATMs in
   Walgreens stores in northern New Jersey

• Americas Premier Center (APC) opened in
   Miami showing strong early deposit momentum

• “Different Points of View” global branding
   initiative launched with new ad campaign at
   JFK Airport

• Operating Expenses increased from prior year
   first quarter, half of which reflects initiatives to
expand distribution channels	• Good year-over-year deposit and loan growth

• Expanded markets and distribution through new
   lending office in Washington, DC and Embassy
   Banking referral arrangement with Wachovia

• Increased syndication capabilities led to higher
   fee income in Commercial Real Estate

• Good credit quality in Middle Market and Real
Estate

HSBC USA Inc.
First Quarter 2006 — Business Unit Highlights

Corporate, Investment Banking
Private Banking (PB)	and Markets (CIBM)

• Strong operating income growth from the prior
   year first quarter due in part to higher
   performance fees on foreign investments

• Good year-over-year deposit and loan growth on
   marketing initiatives targeting new and existing
   clients

• Expanded Wealth and Tax Advisory Services
   with new offices in Seattle, Chicago and Palo
Alto	• Significantly higher trading revenues offset
   lower balance sheet management revenues in
   net interest income

• Growth in markets related revenues recorded in
   derivatives, precious metals and mortgage
   backed securities

• Transaction Banking revenues and deposits up
   over prior year

  – Reflects HSBC’s market leader position in
      developing cross border payments and cash
      management services

• Operating expenses increased from the prior
   year first quarter, essentially flat from prior
   quarter and reflects costs associated with
business expansion initiatives

________________________________________________________________________________
Appendix

RECONCILIATIONS TO GAAP FINANCIAL MEASURES
HSBC Finance Corporation Net Income
IFRS Basis

	Three months ended	Three months ended	Three months ended
	March 31, 2006	December 31, 2005	March 31, 2005

	(dollars are in millions)
Net income — U.S. GAAP Owned Basis	$888	$393	$819
IFRS Adjustments, net of tax	42	373	5

Net income — IFRS	$930	$766	$824

1

RECONCILIATIONS TO GAAP FINANCIAL MEASURES
HSBC Finance Corporation Income Statement
IFRS Management Basis

	Three Months Ended 03/31/06			Three Months Ended 12/31/05			Three Months Ended 03/31/05

		IFRS			IFRS			IFRS
		Management	IFRS		Management	IFRS		Management	IFRS
	Owned	Basis	Management	Owned	Basis	Management	Owned	Basis	Management
	Basis	Adjustments	Basis	Basis	Adjustments	Basis	Basis	Adjustments	Basis

	(dollars are in millions)
Net interest income	$2,464	$409	$2,873	$2,298	$396	$2,694	$1,888	$670	$2,558
Net fee income	392	427	819	469	230	699	306	397	703
Trading income	-	66	66	-	65	65	-	208	208
Net income/(expense) from financial instruments designated at fair value	-	(5)	(5)	-	36	36	-	176	176
Other operating income	1,015	(870)	145	674	(338)	336	1,156	(1,046)	110

Total operating income	3,871	27	3,898	3,441	389	3,830	3,350	405	3,755

Loan impairment charges and other credit risk provisions	866	38	904	1,310	137	1,447	841	207	1,048
Operating expenses	1,606	(170)	1,436	1,542	(142)	1,400	1,542	(209)	1,333

Profit before tax	1,399	159	1,558	589	394	983	967	407	1,374
Tax expense	511	35	546	196	(32)	164	341	131	472

Profit for the period	$888	$124	$1,012	$393	$426	$819	$626	$276	$902

Cost Efficiency Ratio:
Total operating expenses	$1,606	$(170)	$1,436	$1,542	$(142)	$1,400	$1,542	$(209)	$1,333
Policyholders’ benefits	(118)	118	-	(109)	109	-	(122)	122	-

Total operating expenses, excluding policyholders’ benefits	$1,488	$(52)	$1,436	$1,433	$(33)	$1,400	$1,420	$(87)	$1,333

Net interest income and other operating income	$3,871	$27	$3,898	$3,441	$389	$3,830	$3,350	$405	$3,755
Policyholders’ benefits	(118)	118	-	(109)	109	-	(122)	122	-

Net interest income and other operating income, excluding policyholders’ benefits	$3,753	$145	$3,898	$3,332	$498	$3,830	$3,228	$527	$3,755

Cost efficiency ratio	39.6%		36.8%	43.0%		36.6%	44.0%		35.5%

Profit for the period growth:
Profit for the period	$888	$124	$1,012	$393	$426	$819	$626	$276	$902
IFRS management basis profit for the period growth:
03/31/06 compared to 03/31/05			12%

2

RECONCILIATIONS TO GAAP FINANCIAL MEASURES
HSBC Finance Corporation
Management Basis

	Three Months Ended

	March 31, 2006	March 31, 2005

	(dollars are in millions)
Net Interest Income:
Net interest income:
Owned basis	$2,464	$1,888
Management basis adjustments	435	711

Management basis	$2,899	$2,599

Average interest-earning assets:
Owned basis	$147,266	$112,985
Managed basis adjustments	3,505	12,884
Management basis adjustments	20,831	20,225

Management basis	$171,602	$146,094

Owned basis net interest margin	6.7%	6.7%
Management basis net interest margin	6.8	7.1

Return on Average Assets:
Profit for the period:
Owned basis	$888	$626
Management basis adjustments	80	72

Management basis	$968	$698

Adjusted profit for the period:
Owned basis	$888	$626
Management basis adjustments	80	72
Derivative adjustments	(34)	(157)

Management basis adjusted for derivatives	$934	$541

Average assets:
Owned basis	$162,688	$131,954
Management basis adjustments	24,225	33,117

Management basis	$186,913	$165,071

Return on average owned assets	2.2%	1.9%
Return on average management assets	2.1	1.7
Return on average management assets, adjusted for derivatives	2.0	1.3

3

RECONCILIATIONS TO GAAP FINANCIAL MEASURES
HSBC Finance Corporation
Management Basis

	Three Months Ended

	March 31, 2006	March 31, 2005

	(dollars are in millions)
Managed Basis Risk Adjusted Revenue:
Net interest income	$2,567	$2,220
Other operating income, excluding securitization revenue and the mark-to-market on derivatives which do not qualify as effective hedges and ineffectiveness associated with qualifying hedges under SFAS No. 133	1,313	1,223
Less: Net charge-offs	(990)	(1,118)

Risk adjusted revenue	$2,890	$2,325

Management basis adjustments:
Net interest income	$332	$379
Other operating income, excluding securitization revenue and the mark-to-market on derivatives which do not qualify as effective hedges and ineffectiveness associated with qualifying hedges under SFAS No. 133	(64)	(118)
Less: Net charge-offs	(158)	(154)

Risk adjusted revenue, management basis adjustments	$110	$107

Management basis:
Net interest income	$2,899	$2,599
Other operating income, excluding securitization revenue and the mark-to-market on derivatives which do not qualify as effective hedges and ineffectiveness associated with qualifying hedges under SFAS No. 133	1,249	1,105
Less: Net charge-offs	(1,148)	(1,272)

Risk adjusted revenue, management basis	$3,000	$2,432

Average interest-earning assets:
Managed basis	$150,771	$125,869
Management basis adjustments	20,831	20,225

Management basis	$171,602	$146,094

Managed basis risk adjusted revenue	7.7%	7.4%
Management basis risk adjusted revenue	7.0	6.7

4

RECONCILIATIONS TO GAAP FINANCIAL MEASURES
HSBC Finance Corporation
Management Basis

	Three Months Ended

	March 31, 2006	March 31, 2005

	(dollars are in millions)
Consumer Net Charge-off Ratio:
Consumer net charge-offs:
Owned basis	$928	$856
Management basis adjustments	220	410

Management basis	$1,148	$1,266

Average consumer receivables:
Owned basis	$143,893	$108,928
Management basis adjustments	24,333	33,099

Management basis	$168,226	$142,027

Owned basis consumer net charge-off ratio	2.6%	3.1%
Management basis consumer net charge-off ratio	2.7	3.6

Two-Months-and-Over Contractual Delinquency Ratio:
Consumer 2+ delinquency:
Owned basis	$5,312	$4,229
Management basis adjustments	619	1,044

Management basis	$5,931	$5,273

Consumer receivables:
Owned basis	$146,580	$111,911
Management basis adjustments	23,241	31,480

Management basis	$169,821	$143,391

Owned basis consumer 2+ delinquency ratio	3.6%	3.8%
Management basis consumer 2+ delinquency ratio	3.5	3.7

5

RECONCILIATION TO GAAP FINANCIAL MEASURES
HSBC Finance Corporation
IFRS Management Basis

	As at March 31, 2006			As at December 31, 2005			As at March 31, 2005

		IFRS			IFRS			IFRS
		Management	IFRS		Management	IFRS		Management	IFRS
	Owned	Basis	Management	Owned	Basis	Management	Owned	Basis	Management
	Basis	Adjustments	Basis	Basis	Adjustments	Basis	Basis	Adjustments	Basis

	(dollars are in millions)
Customer Loans
Branch residential mortgage	$43,034	$28	$43,062	$41,270	$71	$41,341	$37,862	$304	$38,166
Correspondent residential mortgage	46,458	2,872	49,330	41,556	2,741	44,297	30,624	4,470	35,094

Residential mortgage	89,492	2,900	92,392	82,826	2,812	85,638	68,486	4,774	73,260
MasterCard/ Visa(1) credit cards	23,449	1,291	24,740	24,110	1,709	25,819	15,554	6,185	21,739
Private label cards	2,428	15,974	18,402	2,520	17,136	19,656	3,130	14,889	18,019
Motor vehicle finance	11,186	927	12,113	10,704	1,207	11,911	8,107	2,206	10,313
Other unsecured personal lending	20,006	838	20,844	19,545	1,200	20,745	16,608	3,163	19,771
Commercial and other	206	(175)	31	208	(175)	33	276	(183)	93

Total customer loans	$146,767	$21,755	$168,522	$139,913	$23,889	$163,802	$112,161	$31,034	$143,195

(1)	MasterCard is a registered trademark of MasterCard International, Incorporated and Visa is a registered trademark of VISA USA, Inc.

6

RECONCILIATIONS TO GAAP FINANCIAL MEASURES
HSBC USA Inc. Income Statement
IFRS

	Three Months Ended			Three Months Ended			Three Months Ended
	3/31/06			12/31/05			3/31/05

	Owned	IFRS		Owned	IFRS		Owned	IFRS
	Basis	Adjustments	IFRS	Basis	Adjustments	IFRS	Basis	Adjustments	IFRS

	(dollars are in millions)
Net interest income	$562	$11	$573	$631	$7	$638	$665	$21	$686
Net fee income	228	2	230	201	17	218	123	-	123
Trading income	344	-	344	214	(3)	211	178	(3)	175
Net income/(expense) from financial instruments designated at fair value	-	(40)	(40)	-	14	14	-	(8)	(8)
Other operating income	138	4	142	94	(17)	77	188	(9)	179

Total operating income	1,272	(23)	1,249	1,140	18	1,158	1,154	1	1,155

Loan impairment charges and other credit risk provisions	158	11	169	196	16	212	95	26	121
Operating expenses	663	1	664	632	(30)	602	567	11	578

Profit before tax	451	(35)	416	312	32	344	492	(36)	456
Tax expense	143	(14)	129	116	49	165	176	(17)	159

Profit for the period	$308	$(21)	$287	$196	$(17)	$179	$316	$(19)	$297

Cost Efficiency Ratio:
Total operating expenses	$663	$1	$664	$632	$(30)	$602	$567	$11	$578
Net interest income and other operating income	1,272	(23)	1,249	1,140	18	1,158	1,154	1	1,155

Cost efficiency ratio	52.1%		53.2%	55.4%		52.0%	49.1%		50.0%

Profit for the period growth:
Profit for the period	$308	$(21)	$287	$196	$(17)	$179	$316	$(19)	$297
IFRS profit for the period growth:
3/31/06 compared to 3/31/05			(3)%

7